EXECUTION VERSION

ELEVENTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

This ELEVENTH AMENDMENT TO FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of August 18, 2022, is entered into by and among the following parties:
(i)FLEETCOR FUNDING LLC, as Seller (the “Seller”);
(ii)FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer (the “Servicer”);
(iii)PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Purchaser, as the sole Swingline Purchaser and as the Purchaser Agent for its Purchaser Group;
(iv)WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;
(v)REGIONS BANK (“Regions”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;
(vi)MUFG BANK, LTD. (“MUFG”), as a Committed Purchaser and as the Purchaser Agent for its and Victory’s Purchaser Group;
(vii)VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit Purchaser for MUFG’s Purchaser Group;
(viii)MIZUHO BANK, LTD. (“Mizuho”), as a Committed Purchaser and as the Purchaser Agent for its Purchaser Group;
(ix)THE TORONTO-DOMINION BANK (“TD Bank”), as a Committed Purchaser and as the Purchaser Agent for its, GTA Funding’s and Reliant Trust’s Purchaser Group;
(x)RELIANT TRUST (“Reliant Trust”), as a Conduit Purchaser for TD Bank’s Purchaser Group;
(xi)GTA FUNDING LLC (“GTA Funding”), as a Conduit Purchaser for TD Bank’s Purchaser Group;
(xii)THE BANK OF NOVA SCOTIA (“Scotia”), as a Committed Purchaser and as the Purchaser Agent for its and Liberty Street’s Purchaser Group;
(xiii)LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for Scotia’s Purchaser Group; and
(xiv)PNC BANK, NATIONAL ASSOCIATION, as Administrator
(in such capacity, the “Administrator”).

BACKGROUND
A.    The parties hereto (with the exception of GTA Funding) are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of November 14, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the

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“Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein have the respective meaning assigned to such terms in the Receivables Purchase Agreement.
B.    Concurrently herewith, the parties hereto are entering into that certain Amended and Restated Fee Letter in connection herewith (the “Amended Fee Letter”).
C.    The parties hereto desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
SECTION 1. Joinder and Rebalancing.
(a)Joinder. Effective as of the date hereof, (i) GTA Funding hereby becomes a party to the Receivables Purchase Agreement as a Conduit Purchaser thereunder with all the rights, interests, duties and obligations of a Conduit Purchaser thereunder and (ii) TD Bank, as a Committed Purchaser, Reliant Trust, as a related Conduit Purchaser and GTA Funding as a related Conduit Purchaser, shall constitute the members of a new Purchaser Group, and TD Bank, Reliant Trust and GTA Funding hereby appoint TD Bank as the Purchaser Agent for such Purchaser Group.
(b)Rebalancing of Capital. On the date hereof, the Seller will repay a portion of the outstanding Capital in the amounts specified in the flow of funds memorandum attached hereto as Exhibit A to the Administrator to be distributed to Wells Fargo and MUFG (collectively, the “Reducing Purchasers”); provided that all accrued and unpaid Discount with respect to such Capital so repaid shall be payable by the Seller to the Administrator to be distributed to each Reducing Purchaser, as applicable, on the next occurring Weekly Settlement Date. The Seller hereby requests that PNC, TD Bank and Scotia (collectively, the “Increasing Purchasers”) fund a Purchase on the date hereof in an amount set forth in Exhibit A hereto. Such Purchase shall be funded by the Increasing Purchasers on the date hereof in accordance with the terms of the Receivables Purchase Agreement and upon satisfaction of all conditions precedent thereto specified in the Receivables Purchase Agreement; provided, however, that no Purchase Notice shall be required therefor. For administrative convenience, the Seller hereby instructs the Increasing Purchasers to fund the foregoing Purchase by paying the proceeds thereof directly to the Administrator, to be distributed to the Reducing Purchasers, into the accounts and in the amounts specified in Exhibit A hereto to be applied as the foregoing repayment of each Reducing Purchaser’s Capital (as applicable) on the Seller’s behalf. The Seller shall be deemed to have received the proceeds of such Purchase from the Increasing Purchasers for all purposes immediately upon receipt thereof by each Reducing Purchaser, respectively.
(c)Consents. The parties hereto hereby consent to the joinder of GTA Funding as a party to the Receivables Purchase Agreement on the terms set forth in clause (a) above, to the non-ratable repayment of the Reducing Purchasers’ Capital on terms set forth in clause (b) above and the foregoing non-ratable Purchase to be funded by the Increasing Purchasers on the terms set forth in clause (b) above, in each case, as set forth above on a one-time basis.
(d)Credit Decision. GTA Funding (i) confirms to the Administrator that it has received a copy of the Receivables Purchase Agreement, the other Transaction Documents, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and (ii) agrees

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that it will, independently and without reliance upon the Administrator (in any capacity) or any of its Affiliates, based on such documents and information as each Additional Purchaser shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Purchase Agreement and any other Transaction Document. The Administrator makes no representation or warranty and assumes no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Receivables Purchase Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Purchase Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto or (y) the financial condition of any of the Seller, the Servicer, the parties to the Performance Guaranty or the Originators or the performance or observance by any of the Seller, the Servicer, the parties to the Performance Guaranty or the Originators of any of their respective obligations under the Receivables Purchase Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.
SECTION 2.Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit B.
SECTION 1.Representations and Warranties of the Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants, as to itself, to each of the Administrator, each Purchaser and each Purchaser Agent as follows as of the date hereof:
(a)the representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);
(b)no event has occurred and is continuing, or would result from the transactions contemplated hereby, that constitutes a Termination Event or an Unmatured Termination Event, and the Facility Termination Date has not occurred;
(c)the execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment, the Amended Fee Letter and the Receivables Purchase Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part; and
(d)this Amendment, the Amended Fee Letter and the Receivables Purchase Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
SECTION 1.Effect of Amendment. All provisions of the Receivables Purchase Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.

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SECTION 2.Effectiveness. This Amendment shall be effective as of the date hereof and upon satisfaction of the following conditions precedent:
(e)the Administrator’s receipt of counterparts of this Amendment, duly executed by each of the parties hereto;
(f)the Administrator’s receipt of counterparts of the Amended Fee Letter, duly executed by each of the parties thereto;
(g)the Administrator’s receipt of evidence of payment of the Upfront Fee (as defined in the Amended Fee Letter) to each of the Purchaser Agents;
(h)the Administrator’s receipt of an opinion of counsel for the Seller and Servicer, addressed to each Purchaser, as to due authorization, enforceability, no-conflicts with applicable law and other material agreements and other customary matters, in form and substance satisfactory to the Administrator; and
(i)the Administrator’s receipt of such other agreements, documents, opinions, and instruments as the Administrator shall request.
SECTION 2.Miscellaneous. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 3.Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 4.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement.
SECTION 5.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures begin on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.
FLEETCOR FUNDING LLC, as Seller

By: /s/ Ty Miller
Name: Ty Miller
Title: Treasurer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC, as Servicer
By: /s/ Ty Miller
Name: Ty Miller
Title: Treasurer

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        Restated Receivables Purchase Agreement
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PNC BANK, NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By: /s/ Imad Naja
Name: Imad Naja
Title:      Senior Vice President

PNC CAPITAL MARKETS LLC,
By: /s/ Imad Naja
Name: Imad Naja
Title: Managing Director

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        Restated Receivables Purchase Agreement
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WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By: /s/ Jonathan Davis
Name: Jonathan Davis
Title: Vice President

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        Restated Receivables Purchase Agreement
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REGIONS BANK, as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By: /s/ Kathy L. Myers
Name: Kathy L. Myers
Title: Managing Director

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        Restated Receivables Purchase Agreement
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MUFG BANK, LTD., as a Committed Purchaser

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser for MUFG Bank, Ltd.’s Purchaser Group

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD., as Purchaser Agent for its and Victory Receivables Corporation’s Purchaser Group

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

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        Restated Receivables Purchase Agreement
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MIZUHO BANK, LTD., as a Committed Purchaser and as Purchaser Agent for its Purchaser Group

By: /s/ Richard A. Burke
Name: Richard A. Burke
Title: Managing Director

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        Restated Receivables Purchase Agreement
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THE TORONTO-DOMINION BANK, as a Committed Purchaser

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

COMPUTERSHARE TRUST COMPANY OF CANADA, in its capacity as trustee of RELIANT TRUST, by its U.S. Financial Services Agent, THE TORONTO-DOMINION BANK, as a Conduit Purchaser for The Toronto-Dominion Bank’s Purchaser Group

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

GTA FUNDING LLC,
as a Conduit Purchaser for The Toronto-Dominion Bank’s Purchaser Group

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

THE TORONTO-DOMINION BANK, as Purchaser Agent for its, GTA Funding’s and Reliant Trust’s Purchaser Group

By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

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        Restated Receivables Purchase Agreement
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THE BANK OF NOVA SCOTIA, as a Committed Purchaser

By: /s/ Brad Shields
Name: Brad Shields
Title: Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser for The Bank of Nova Scotia’s Purchaser Group

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent for its and Liberty Street Funding LLC’s Purchaser Group

By: /s/ Brad Shields
Name: Brad Shields
Title: Director

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        Restated Receivables Purchase Agreement
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PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ Imad Naja
Name: Imad Naja
Title: Senior Vice President

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        Restated Receivables Purchase Agreement
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EXHIBIT A

FLOW OF FUNDS MEMORANDUM

[See Attached]

Exhibit A
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EXHIBIT B

AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
[See Attached]

Exhibit B
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